UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 26, 2025

Date of Report (Date of earliest event reported)

A Paradise Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

British Virgin Islands	001-42769	n/a
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

The Sun’s Group Center 29th Floor, 200 Gloucester Road Wan Chai Hong Kong	n/a
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +852 9583 3199

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, with no par value, and one right to receive one-eighth of one Class A ordinary share	APADU	The Nasdaq Global Market LLC
Class A ordinary shares, with no par value	APAD	The Nasdaq Global Market LLC
Rights	APADR	The Nasdaq Global Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into Material Definitive Agreement.

Business Combination Agreement

A Paradise Acquisition Corp. is a blank check company incorporated as a British Virgin Islands business company with limited liability and formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (“A Paradise”). On November 26, 2025, A Paradise entered into a Business Combination Agreement (the “Business Combination Agreement”) with A Paradise Merger Sub I, Inc., a Cayman Islands exempted company and a direct wholly owned subsidiary of A Paradise (“Merger Sub”), and Enhanced Ltd, a Cayman Islands exempted company with limited liability (“Enhanced”). Capitalized terms used in this Current Report on Form 8-K but not otherwise defined herein have the meanings given to them in the Business Combination Agreement.

The Mergers

The Business Combination Agreement provides that, among other things and upon the terms and subject to the conditions thereof, the following transactions will occur (together with the other agreements and transactions contemplated by the Business Combination Agreement, the “Business Combination”), following the Acquiror Domestication (as defined below):

●	(i) at the closing of the transactions contemplated by the Business Combination Agreement (the “Closing”), upon the terms and subject to the conditions of the Business Combination Agreement and in accordance with the Companies Act (as revised) of the Cayman Islands (“Cayman Companies Act”) and the Texas Business Organizations Code (“TBOC”), (x) Merger Sub will merge with and into Enhanced, the separate corporate existence of Merger Sub will cease and Enhanced will be the surviving company and a wholly owned subsidiary of A Paradise (the “First Merger”) and (y) immediately following the First Merger, Enhanced will merge with and into A Paradise, the separate corporate existence of Enhanced will cease and A Paradise will be the surviving corporation (together with the First Merger, the “Mergers”); and

●	(ii) as a result of the Mergers, among other things, all outstanding shares of common stock (inclusive of shares of converted preferred stock and issuable in respect of the SAFE financing described below) of Enhanced immediately prior to the effective time of the First Merger will be cancelled in exchange for the right to receive, except with respect to (i) any shares of common stock of Enhanced subject to options or consultant awards, (ii) any shares of common stock of Enhanced held in the treasury of Enhanced, which treasury shares will be cancelled as part of the First Merger, and (iii) any shares of common stock of Enhanced held by shareholders who have perfected and not withdrawn a demand for appraisal rights pursuant to the applicable provisions of the Cayman Companies Act, a number of shares of A Paradise Domesticated Class A Common Stock (as defined below), as adjusted in accordance with the Business Combination Agreement and as further described therein. In addition, at the First Merger, certain holders designated by Apeiron Investment Group Limited (the “Class B Holders”) will be issued a number of shares of A Paradise Class B Common Stock such that, immediately after the Closing, the Class B Holders will have at least 95% of the voting power of the capital stock of the surviving corporation on a fully-diluted basis.

The Board of Directors of A Paradise (the “Board”) has unanimously (i) approved and declared advisable the Business Combination Agreement, the Business Combination and the other transactions contemplated thereby and (ii) resolved to recommend approval of the Business Combination Agreement and related matters by the shareholders of A Paradise.

The Acquiror Domestication

Prior to the Closing, subject to the approval of A Paradise’s shareholders, and in accordance with the TBOC, the BVI Business Companies Act, 2004 (the “BVI Act”), and A Paradise’s memorandum and articles of association, A Paradise will effect a deregistration under the BVI Act and a domestication under the TBOC (by means of filing a certificate of conversion and certificate of formation with the Secretary of State of the State of Texas), pursuant to which A Paradise’s jurisdiction of incorporation will be changed from the British Virgin Islands to the State of Texas (the “Acquiror Domestication”). Upon the effective time of the Acquiror Domestication, A Paradise will change its name to “Enhanced Group Inc.”.

Immediately prior to the effective time of the Acquiror Domestication, each then issued and outstanding share of A Paradise Class B Common Stock will convert automatically, on a one-for-one basis, into a share of A Paradise Class A Common Stock (the “Converted Acquiror Class A Common Stock”). At the effective time of the Acquiror Domestication, (a) each then issued and outstanding share of A Paradise Class A Common Stock (including the Converted Acquiror Class A Common Stock) will convert automatically, on a one-for-one basis, into a share of A Paradise Class A common stock, par value $0.0001 per share, of A Paradise (after the Acquiror Domestication) (the “Domesticated Acquiror Class A Common Stock”); (b) A Paradise will authorize a new class of Class B common stock, par value $0.0001 per share (the “Domesticated Acquiror Class B Common Stock”), the terms of which will provide, among other things, that each share of Domesticated Acquiror Class B Common Stock will carry ten votes; (c) each then issued and outstanding unit of A Paradise (the “BVI Acquiror Units”) will convert automatically into a domesticated Acquiror unit representing one share of Domesticated Acquiror Class A Common Stock and a right to receive one-eighth of one share of Domesticated Acquiror Class A Common Stock at the Closing; and (d) each then issued and outstanding right of A Paradise (the “BVI Acquiror Right”) will convert automatically into a domesticated Acquiror right, with each domesticated Acquiror right representing the right to receive one-eighth of one Domesticated Acquiror Class A Common Stock at the Closing.

Conditions to Closing

The Mergers are subject to the satisfaction or waiver of certain customary closing conditions, including, among others, (i) approval of the Business Combination and related agreements and transactions by the respective shareholders of A Paradise and Enhanced, (ii) effectiveness of the proxy statement / registration statement filed by A Paradise and Enhanced with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the Business Combination, (iii) all requisite regulatory approvals having been obtained and expiration of any applicable waiting periods, including those under the Hart-Scott-Rodino Antitrust Improvements Act (the “HSR Act”), (iv) the absence of any governmental order enacted, issued, promulgated, enforced, or entered by any governmental authority which has become final and non-appealable and has the effect of making consummation of the Mergers illegal or otherwise preventing or prohibiting consummation of the Mergers, (v) receipt of approval for listing on the Nasdaq Stock Market (or NYSE, as applicable) the shares of Domesticated Acquiror Class A Common Stock to be issued in connection with the Mergers, and (vi) the Acquiror Domestication has been completed.

Other conditions to A Paradise’s and Merger Sub’s obligations to consummate the Mergers include (i) that the representations and warranties of Enhanced are true and correct, generally subject to an absence of inaccuracies that would constitute a material adverse effect, (ii) each of the covenants of Enhanced to be performed on or prior to the Closing has been performed in all material respects, (iii) there has not occurred a material adverse effect on Enhanced that is continuing, (iv) receipt of certain signed certificates from Enhanced, and (v) delivery of a counterparty of each of the ancillary agreements to which Enhanced or any of its affiliates is a party.

Other conditions to Enhanced’s obligations to consummate the Mergers include that (i) the representations and warranties of A Paradise are true and correct, generally subject to an absence of inaccuracies that would constitute a material adverse effect, (ii) each of the covenants to be performed by A Paradise on or prior to the Closing has been performed in all material respects, (iii) receipt of certain signed certificates from A Paradise, (iv) delivery of a counterpart of each of the ancillary documents to which A Paradise or any of its affiliates is or will be a party and (v) the private placement investment has resulted in proceeds to Enhanced of at least $40,000,000.

Covenants

The Business Combination Agreement contains covenants providing for the parties to conduct their respective businesses in the ordinary course through the Closing and to refrain from taking or authorizing certain actions through the Closing, subject to specified exceptions and qualifications contained in the Business Combination Agreement. The Business Combination Agreement contains additional covenants including, among others (i) the parties to not initiate any negotiations or enter into any agreements for certain alternative transactions, (ii) Enhanced to provide inspection rights to A Paradise and its Representatives prior to the Closing, (iii) Enhanced to prepare and deliver to A Paradise certain audited and unaudited consolidated financial statements of Enhanced and its subsidiaries, (iv) Enhanced to effect conversion of all outstanding preferred shares of Enhanced into common stock of Enhanced, (v) A Paradise to take certain actions to cause each Enhanced employee to continue in employment with the surviving corporation following the Closing, (vi) A Paradise to adopt an incentive equity plan, founder equity plan, and employee stock purchase plan, (vii) A Paradise to cause any documents to be delivered to the trustee, pay certain amounts out of the trust and subsequently terminate the trust, (viii) A Paradise to ensure that A Paradise remains listed on the Nasdaq Stock Market and that A Paradise and Enhanced prepare and submit to Nasdaq or NYSE, as determined by Enhanced, a listing application, (ix) A Paradise to take actions necessary to cause the individuals set forth in the Company Disclosure Letter to be elected as members of Enhanced Group’s board of directors, (x) the indemnification of the present and former directors and officers of Enhanced and A Paradise and the purchase of a directors and officers liability insurance policy, (xi) A Paradise to keep current and timely file reports required to be filed or furnished to the SEC, and (xii) A Paradise to reasonably cooperate with Enhanced to disclose material events of Enhanced and its subsidiaries, (xiii) in the event of shareholder litigation, A Paradise to notify Enhanced and to provide Enhanced with the opportunity to participate in such litigation, (xiv) A Paradise to cause that certain Registration Rights Agreement, dated as of July 29, 2025, by and between A Paradise, the Sponsor and certain other parties thereto to be terminated, (xv) A Paradise and Enhanced to use commercially reasonable efforts to obtain necessary approvals from governmental agencies, (xvi) prepare and file a proxy statement/registration statement with the SEC, (xvii) A Paradise to take certain other actions to obtain the requisite approval of A Paradise shareholders, (xviii) Enhanced to obtain the approval of its shareholders in accordance with the terms of the governing documents of Enhanced and (xix) A Paradise and Enhanced to prepare and submit a registration statement for a shelf registration Form S-1 at the election of Enhanced.

In addition, prior to the Closing, Enhanced may enter into one or more agreements in a form reasonably acceptable to A Paradise with third-party investors or existing investors of Enhanced, pursuant to which Enhanced may issue to such investors (i) debt or equity securities, (ii) the right to certain capital shares of Enhanced or (iii) certain equity interests in Enhanced.

Prior to the Closing, Enhanced may facilitate and arrange for one or more subscription agreements to be entered into between A Paradise and one or more third-party investors pursuant to which such investors will subscribe for A Paradise Class A Common Stock (“PIPE Subscription Agreements”), which PIPE Subscription Agreements will be conditioned on the Closing.

Representations and Warranties

The Business Combination Agreement contains customary representations and warranties by A Paradise, Merger Sub, and Enhanced, with respect to, among other things, (i) company organization, (ii) due authorization, (iii) no conflict, (iv) governmental authorities or consents, (v) capitalization, (vi) financial statements, (vii) undisclosed liabilities, (viii) litigation, (ix) material contracts, (x) Enhanced benefit plans, (xi) taxes, (xii) insurance, (xiii) real property, (xiv) intellectual property, (xv) environmental matters, (xvi) absence of changes, (xvii) sanctions, and (xviii) suppliers. The representations and warranties of the respective parties to the Business Combination Agreement generally will not survive the Closing.

Termination

The Business Combination Agreement may be terminated at any time prior to the Closing (i) by mutual written consent of A Paradise and Enhanced, (ii) by either party in certain other circumstances set forth in the Business Combination Agreement, including (a) if any governmental authority shall have issued or otherwise entered a final, non-appealable order making consummation of the Mergers illegal or otherwise preventing or prohibiting consummation of the Mergers and (b) in the event of certain uncured breaches by the other party or if the Closing has not occurred on or before the May 15, 2026 (subject to extension of such date in accordance with the terms of the Business Combination Agreement) or (c) the Mergers shall not have been consummated by the May 15, 2026, unless extended by Enhanced to May 25, 2026, unless further extended by Enhanced to June 5, 2026 or (c) if certain approvals of the shareholders of A Paradise, to the extent required under the Business Combination Agreement, are not obtained as set forth therein or if there is a Modification in Recommendation (as defined in the Business Combination Agreement).

The foregoing description of the Business Combination Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Business Combination Agreement, which is filed as Exhibit 2.1 hereto and is incorporated by reference herein.

The foregoing summary has been included to provide investors and security holders with information regarding the Business Combination Agreement’s terms and is qualified in its entirety by the terms and conditions of the Business Combination Agreement. Except for its status as a contractual document that establishes and governs the legal relations among the parties with respect to the transactions described therein, the Business Combination Agreement is not intended to be a source of factual, business, or operational information about the parties. The representations and warranties contained in the Business Combination Agreement were made only for purposes of the Business Combination Agreement and as of specific dates, were solely for the benefit of the parties to the Business Combination Agreement, and may be subject to limitations agreed among those parties, including being qualified by confidential disclosures among the parties. The covenants contained in the Business Combination Agreement may also be qualified by confidential disclosures among the parties. Instead of establishing matters as facts, the representations and warranties may have been made to allocate risks contractually among the parties, including where the parties do not have complete knowledge of all facts. Furthermore, those representations and warranties may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, investors and security holders should not rely on representations or warranties, or any descriptions thereof as characterizations of the actual state of facts or condition of the parties.

A Paradise Holders Support Agreement

In connection with the execution of the Business Combination Agreement, A Paradise entered into an acquiror holder support agreement (the “A Paradise Holders Support Agreement”), dated as of November 26, 2025, between A Paradise, Enhanced and A SPAC (IV) (Holdings) Corp. (the “Major A Paradise Shareholder”). Under the A Paradise Holder Support Agreement, the Major A Paradise Shareholder agrees that, among other things, (i) the Major A Paradise Shareholder will not to sell or transfer their shares until the earlier to occur of the Second Effective Time and the termination of the Business Combination Agreement, and (ii) that at any meeting of the shareholders and in any action by written consent of the shareholders, the Major A Paradise Shareholder will vote all of its shares for the Business Combination and related transactions.

A copy of the A Paradise Holder Support Agreement is filed with this Current Report on Form 8-K as Exhibit 10.1, and is incorporated herein by reference, and the foregoing description of the A Paradise Holder Support Agreement is qualified in its entirety by reference thereto.

Enhanced Holders Support Agreement

In connection with the execution of the Business Combination Agreement, A Paradise entered into the Enhanced holders support agreement (the “Enhanced Holder Support Agreement”), dated as of November 26, 2025, among certain shareholders of Enhanced (the “Major Enhanced Stockholders”). Under the Enhanced Holder Support Agreement, the Major Enhanced Stockholders agree, among other things, not to sell or transfer their shares until the earlier to occur of the Second Effective Time and the termination of the Business Combination Agreement, and that at any meeting of the shareholders and in any action by written consent of the shareholders, such Major Enhanced Stockholders will vote all of their shares for the Business Combination and related transactions.

A copy of the Enhanced Holder Support Agreement is filed with this Current Report on Form 8-K as Exhibit 10.2, and is incorporated herein by reference, and the foregoing description of the Enhanced Holder Support Agreement is qualified in its entirety by reference thereto.

Sponsor Equity Agreement

In connection with the execution of the Business Combination Agreement, Apeiron Investment Group Limited (“Apeiron”) and A SPAC IV (Holdings) Corp. (the “Sponsor”) entered into a sponsor equity agreement (the “Sponsor Equity Agreement”), dated as of November 26, 2025. Pursuant to the Sponsor Equity Agreement, subject to the closing of the Business Combination, (i) Apeiron granted the Sponsor an option to require Apeiron to purchase up to 100%, and the Sponsor granted Apeiron an option to purchase, up to 100%, but no less than 78%, of the equity securities then held by the Sponsor in the surviving company (the “Sponsor Securities”), in each case in accordance with the terms and conditions set forth therein, (ii) Apeiron paid the Sponsor a deposit of $5,500,000, which is generally non-refundable, subject to certain exceptions, and (iii) the parties agreed to certain termination fee arrangements as described below.

Under the terms of the Sponsor Equity Agreement, following the closing of the Business Combination, and during the 90-day period thereafter, the Sponsor will have the right to sell (the “Put Option”) to Apeiron up to 100%, and Apeiron will have the right to require the Sponsor to sell (the “Call Option”) to Apeiron, up to 100% (and not less than 78%) of the Sponsor Securities, free and clear of liens (other than certain customary restrictions). The purchase price for the Sponsor Securities pursuant to the Put Option or Call Option will be determined based on the percentage of Sponsor Securities delivered, as set forth in the Sponsor Equity Agreement, less the deposit amount previously paid by Apeiron. The maximum purchase price for the Put Option and Call Option are in a range of $6,700,000 to $9,000,000 and in a range of $11,000,000 to $15,500,000, respectively, in each case depending on the number of shares received and, furthermore, in each case less the deposit previously paid by Apeiron. The Put Option and Call Option may only be exercised during the specified option period and are subject to certain procedural and closing conditions set forth in the Sponsor Equity Agreement.

Additionally, the Sponsor Equity Agreement provides for the payment by the Sponsor to Apeiron of a termination fee of up to $4,875,000 under certain circumstances if the Business Combination Agreement is terminated due to a willful breach by A Paradise or its affiliates, including the Sponsor. The amount of the termination fee is subject to specific milestones relating to the preparation and filing of the proxy statement/registration statement for the Business Combination.

The Sponsor Equity Agreement also contains customary representations, warranties and covenants of the parties, including a lock-up on the transfer of Sponsor Securities during the option period, covenants relating to regulatory approvals and cooperation, and other customary provisions.

A copy of the Sponsor Equity Agreement is filed with this Current Report on Form 8-K as Exhibit 10.3, and is incorporated herein by reference, and the foregoing description of the Sponsor Equity Agreement is qualified in its entirety by reference thereto.

Additional Agreements Executed Before Signing

Simple Agreements for Future Equity

Immediately prior to execution of the Business Combination Agreement, Enhanced entered into simple agreements for future equity (each, a “SAFE”) with certain investors (each, a “SAFE investor”) pursuant to an equity private placement that contemplates that, upon consummation of the Business Combination, all outstanding SAFEs issued by Enhanced will automatically convert, immediately prior to the closing of the Business Combination, into Enhanced Group Class A common stock in accordance with their terms. The number of shares of Enhanced Group Class A common stock to be issued upon conversion will be determined by dividing each SAFE investor’s purchase amount by Enhanced’s pre-money valuation cap of $1.2 billion, multiplied by the fully diluted capitalization of Enhanced immediately prior to the Business Combination. As a result, the SAFE holders will collectively receive a number of shares of Enhanced Group Class A common stock representing their pro rata ownership percentage in Enhanced Group on a fully diluted basis. Concurrently with such conversion, Enhanced Group will also issue to the SAFE investors warrants equal to fifty percent (50%) of the number of shares of Enhanced Group Class A common stock received upon conversion, each exercisable for one share of Class A common stock at a per-share price equal to the conversion price determined under the SAFE. Such warrants will have a two-year exercise period. In addition, the SAFE documents provide for a partial early release from a lock-up applicable to Enhanced securityholders upon completion of the Business Combination, as a result of which many SAFE investors are existing Enhanced shareholders, and therefore should not be seen as a third party validation of the valuation of the Business Combination.

Additional Agreement to be Executed at Closing

The Business Combination Agreement provides that, upon consummation of the transactions, the parties will enter into the following additional agreement, among others.

Registration Rights Agreement

At the closing, Enhanced Group, certain Enhanced Stockholders, Cohen and Company Capital Markets, a division of Cohen & Company Securities, LLC, and Sponsor will enter into a registration rights agreement (the “Registration Rights Agreement”). Pursuant to the Registration Rights Agreement, Enhanced Group will be required to register for resale securities held by the stockholders party thereto. Enhanced Group will have no obligation to facilitate or participate in more than two underwritten offerings in any twelve-month period. In addition, the holders have certain customary “piggyback” registration rights with respect to registrations initiated by Enhanced Group. Enhanced Group will bear the expenses incurred in connection with the filing of any registration statements pursuant to the Registration Rights Agreement.

A copy of the form of Registration Rights Agreement is filed with this Current Report on Form 8-K as Exhibit C to the Business Combination Agreement filed as Exhibit 2.1.

Important Information for Investors and Shareholders

This Current Report relates to a proposed transaction involving A Paradise and Enhanced. This Current Report does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. A Paradise and Enhanced intend to file a registration statement on Form S-4 with the SEC, which will include a document that serves as a prospectus and proxy statement of A Paradise, referred to as a proxy statement/prospectus. A proxy statement/prospectus will be sent to all A Paradise shareholders. A Paradise and Enhanced also will file other documents regarding the business combination with the SEC. Before making any voting decision, investors and security holders of A Paradise are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the business combination as they become available because they will contain important information about the business combination. Neither the SEC nor any securities commission or any other U.S. or non-U.S. jurisdiction has approved or disapproved of the business combination or information included herein.

Investors and security holders will be able to obtain free copies of the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by A Paradise and Enhanced through the website maintained by the SEC at www.sec.gov. The documents filed by A Paradise with the SEC also may be obtained upon written request to A Paradise Acquisition Corp., The Sun’s Group Center, 29th Floor, 200 Gloucester Road, Wan Chai, Hong Kong, Attention: Claudius Tsang, Chief Executive Officer, +852 9583 3199.

Participants in the Solicitation

Enhanced, A Paradise and their respective directors and executive officers may be deemed participants in the solicitation of proxies from A Paradise’s stockholders with respect to the business combination. A list of the names of those directors and executive officers and a description of their interests in A Paradise is contained in A Paradise’s final prospectus related to its initial public offering dated July 29, 2025, which was filed with the SEC and is available free of charge at the SEC’s website at www.sec.gov and in A Paradise and Enhanced’s registration statement on Form S-4 which will be filed with the SEC, and will be available free of charge at the SEC’s website at https://www.sec.gov/, or by directing a request to A Paradise Acquisition Corp., The Sun’s Group Center, 29th Floor, 200 Gloucester Road, Wan Chai, Hong Kong, Attention: Claudius Tsang, Chief Executive Officer, +852 9583 3199. Additional information regarding the interests of such participants will be contained in the registration statement when available.

A list of the names of the directors and executive officers of Enhanced and information regarding their interests in the business combination will be contained in the registration statement when available. Additional information regarding the interests of such participants in the solicitation process may also be included in other relevant documents when they are filed with the SEC.

Forward-Looking Statements

This Current Report only speaks at the date hereof and may contain, and related discussions contain, “forward-looking statements” within the meaning of U.S. federal securities laws. These statements include descriptions regarding the intent, belief, estimates, assumptions or current expectations of A Paradise, Enhanced or their respective officers with respect to the consolidated results of operations and financial condition, future events and plans of A Paradise and Enhanced. These forward-looking statements may be identified by a reference to a future period or by the use of forward-looking terminology. Forward-looking statements are typically identified by words such as “expect”, “believe”, “foresee”, “anticipate”, “intend”, “estimate”, “goal”, “strategy”, “plan”, “target” and “project” or conditional verbs such as “will”, “may”, “should”, “could”, or “would” or the negative of these terms, although not all forward-looking statements contain these words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain. Forward-looking statements are not historical facts, and are based upon management’s current expectations, beliefs, estimates and projections, and various assumptions, many of which are inherently uncertain and beyond A Paradise’s and Enhanced’s control. Such expectations, beliefs, estimates and projections are expressed in good faith, and management believes there is a reasonable basis for them. However, there can be no assurance that management’s expectations, beliefs, estimates and projections will be achieved, and actual results may differ materially from what is expressed in or indicated by the forward-looking statements. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by an investor as, a guarantee, an assurance, a prediction, or a definitive statement of fact or probability.

Important factors that could cause actual results to differ materially from those suggested by the forward-looking statements include, but are not limited to: the outcome of any legal proceedings that may be brought against Enhanced or A Paradise following the announcement of the transactions described herein; the inability to complete the transactions described herein; the failure to obtain required regulatory or shareholder approvals; the valuation of Enhanced in connection with the business combination, which was determined through negotiations among affiliated parties and may not represent a market-based valuation; Enhanced’s unproven business model, limited operating history, and minimal revenue to date; the success of the inaugural 2026 Enhanced Games and subsequent events; audience, sponsor and media demand for performance-enhanced competition and related products; the availability of financing and proceeds from the private placement financing described herein; public, medical, regulatory, and ethical scrutiny of performance-enhancement substances and telehealth practices; the evolution of applicable sports, health, and data-privacy regulations; competition from established sports organizations and entertainment providers; insurance coverage limitations and increased operating costs; dependence on key management and medical personnel; exposure to litigation, antitrust or regulatory actions; risks related to market volatility, redemptions and the consummation of the business combination; Enhanced’s ability to develop and, expand its information technology and financial infrastructure; Enhanced’s intellectual property position, including the ability to maintain and protect intellectual property; the need to hire additional personnel and ability to attract and retain such personnel; the ability to recruit and retain athletes, coaches and partners; its ability to obtain additional capital and establish, grow and maintain cash flow or obtain additional and adequate financing; the effects of any future indebtedness on Enhanced’s liquidity and its ability to operate the business; its expectations concerning relationships with third parties and partners; the impact of laws and regulations and its ability to comply with such laws and regulations including laws and regulations relating to consumer protection, advertising, tax, data privacy, and anti-corruption; any changes in certain rules and practices of U.S. and Non-U.S. entities, including U.S.A. Swimming, U.S.A. Track & Field, U.S.A Weightlifting, World Anti-Doping Agency, World Aquatics, World Athletics, the International Weightlifting Federation and other sport governing bodies; its expectations regarding the period during which Enhanced will qualify as an emerging growth company under the JOBS Act; the increased expenses associated with being a public company; and Enhanced’s anticipated use of its existing resources and proceeds from the transactions described herein.

There may be other risks not presently known to us or that we presently believe are not material that could also cause actual results to differ materially. Analysis and opinions contained in this Current Report may be based on assumptions that, if altered, can change the analysis or opinions expressed. In light of the significant uncertainties inherent in the forward-looking statements included in this Current Report , the inclusion of such forward-looking statements should not be regarded as a representation by us or any other person that the objectives and plans set forth in this Current Report will be achieved, and you are cautioned not to place substantial weight or undue reliance on these forward-looking statements. These forward-looking statements speak only as of the date they are made and, A Paradise and Enhanced each disclaims any obligation, except as required by law, to update or revise forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
2.1*	Business Combination Agreement, dated November 26, 2025 by and among A Paradise Acquisition Corp., Enhanced Ltd., and A Paradise Merger Sub I Inc.
10.1*	Acquiror Holder Support Agreement, dated November 26, 2025 by and among A Paradise Acquisition Corp., Enhanced Ltd. and the Major A Paradise Shareholders.
10.2*	Company Holder Support Agreement, dated November 26, 2025 by and among A Paradise Acquisition Corp., Enhanced Ltd. and the Major Enhanced Stockholders
10.3*	Sponsor Equity Agreement, dated November 26, 2025 by and among Apeiron Investment Group Limited and A SPAC IV (Holdings) Corp.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant hereby undertakes to furnish copies of any of the omitted schedules and exhibits upon request by the U.S. Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A PARADISE ACQUISITION CORP.

Dated: November 26, 2025	By:	/s/ Claudius Tsang
	Name:	Claudius Tsang
	Title:	Chief Executive Officer and Chief Financial Officer